Exhibit 99.1

NEWS RELEASE

Contact:	Suzy W. Taylor
866-652-1810

FirstCity Financial Corporation Reports Second Quarter 2011 Results

Waco, Texas   August 9, 2011……….

Highlights:

•                  FirstCity reported second quarter 2011 earnings of $2.4 million or $0.24 per diluted share.

•                  FirstCity and its investment partners jointly acquired $81.7 million of portfolio assets with a face value of $163.4 million during the quarter. For the year, FirstCity and its investment partners have acquired $92.7 million of portfolio assets with a face value of $180.6 million.

Components of FirstCity’s quarterly results are summarized below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands, except per share data)	2011	2010	2011	2010
	(Unaudited)
Continuing Operations:
Portfolio Asset Acquisition and Resolution	$2,604	$5,048	$7,589	$6,141
Special Situations Platform	1,620	620	2,093	1,335
Corporate and other	(1,796)	(2,246)	(3,529)	(3,953)
Earnings from continuing operations	2,428	3,422	6,153	3,523
Income from discontinued operations - Special Situations Platform (1)	—	4,643	—	4,643
Net earnings attributable to FirstCity	$2,428	$8,065	$6,153	$8,166
Diluted earnings per common share	$0.24	$0.80	$0.60	$0.81

(1)          Represents the results of operations of the Company’s consolidated coal mine that dissolved in December 2010.

James T. Sartain, CEO of FirstCity, commented, “I am very pleased with our earnings performance and investment activity this quarter. We continue to see improvement in the level of collections from our portfolio assets, and the portfolio companies in our special situations platform continue to contribute to our bottom line. Furthermore, we purchased over $80 million in portfolio assets with our investments partners this quarter — with our share approximating $22 million. We believe that this quarter’s acquisitions will continue to enhance the future earnings power of our servicing platform.”

Portfolio Asset Acquisition and Resolution

For the second quarter of 2011 (“Q2 2011”), our Portfolio Asset Acquisition and Resolution business segment reported $2.6 million in earnings — comprised primarily of $14.5 million in revenues, $1.7 million of equity in earnings of unconsolidated subsidiaries, $10.9 million of operating costs and expenses, and $3.0 million of income tax expense and net income attributable to noncontrolling interests. Earnings for Q2 2011 were positively impacted by continued revenue streams from our core investment activities and servicing platform (due to increased collections), combined with lower impairment provisions from our consolidated Portfolio Assets and loan investments in Q2 2011 compared to the prior year’s second quarter. Additional information related to our Portfolio Asset Acquisition and Resolution business segment, including the major components of revenue, is included in the supplemental schedules of this release.

(more)

The Company’s unrealized gross profit associated with its core portfolio assets totaled $136.1 million at June 30, 2011. Unrealized gross profit is a non-GAAP measure. Refer to the Schedule of Estimated Unrealized Gross Profit from Portfolio Assets on page 9 of this release for a reconciliation of this measure with the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

Special Situations Platform

Our Special Situations Platform business segment provided $1.6 million in earnings for Q2 2011 — comprised primarily of $2.3 million in revenues, $1.6 million in equity in earnings of unconsolidated subsidiaries, and $1.8 million of operating costs and expenses. Earnings for Q2 2011 were positively impacted by continued revenue streams from our consolidated and unconsolidated portfolio companies and loan investments, combined with no impairment provisions recorded during the quarter. Additional information related to our Special Situations Platform business segment, including the major components of revenue, is included in the supplemental schedules of this release.

Conference Call

A conference call will be held on Tuesday, August 9, 2011 at 9:00 a.m. Central Time to discuss Q2 2011 results. A question and answer session will follow the prepared remarks. Details to access the call and webcast are as follows:

Event:	FirstCity Financial Corporation Second Quarter 2011 Conference Call
Date:	Tuesday, August 9, 2011
Time:	9:00 a.m. Central Time
Host:	James T. Sartain, FirstCity’s President and Chief Executive Officer

Web Access:	FirstCity’s web page -	www.fcfc.com/invest.htm or,
	CCBN’s Investor websites -	www.streetevents.com and,
www.earnings.com

Dial In Access:	Domestic	866-730-5769
	International	857-350-1593

	Pass code	61815263

Replay available on FirstCity’s web page (www.fcfc.com/invest.htm)

FirstCity Financial Corporation is a diversified financial services company with operations dedicated primarily to distressed asset acquisitions and special situations investments. FirstCity has offices in the U.S. and affiliate organizations in Europe and Latin America. FirstCity common stock is listed on the NASDAQ Global Select Market (NASDAQ: FCFC).

Cautionary Statement Regarding Forward-Looking Statements

FirstCity may from time to time make written or oral forward-looking statements, including statements contained in this press release, FirstCity’s filings with the Securities and Exchange Commission (“SEC”), in its reports to stockholders and in other FirstCity communications. These statements relate to FirstCity’s or management’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future and may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this press release are based upon management’s beliefs, assumptions and expectations of the Company’s future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors and risks, including the precautionary statements included in this document and those contained from time to time in the Company’s filings with the SEC including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K, filed with the SEC and available through the Company’s website, which contain a more detailed discussion of the Company’s business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the SEC or otherwise. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

FirstCity Financial Corporation

Summary of Operations and Selected Balance Sheet Data

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Revenues:
Finance and Servicing:
Servicing fees	$2,480	$1,743	$4,905	$3,746
Income from Portfolio Assets	9,098	14,622	21,938	26,085
Gain on sale of SBA loans held for sale, net	646	163	1,530	163
Gain on sale of investment security	—	3,250	—	3,250
Interest income from SBA loans	325	313	674	581
Interest income from loans receivable	885	1,002	1,811	2,088
Other income	2,054	1,565	3,982	2,696
	15,488	22,658	34,840	38,609
Manufacturing and Railroad Operations:
Operating revenues - manufacturing	—	6,107	—	10,466
Operating revenues - railroad	1,430	1,196	2,860	2,461
	1,430	7,303	2,860	12,927
Total revenues	16,918	29,961	37,700	51,536
Costs and expenses:
Finance and Servicing:
Interest and fees on notes payable to banks and other	3,378	3,334	6,961	6,376
Interest and fees on note payable to affiliate	386	400	766	792
Salaries and benefits	5,525	6,001	10,674	11,072
Provision for loan and impairment losses	178	2,625	817	4,327
Asset-level expenses	1,730	2,103	3,144	3,724
Other	2,706	3,306	4,867	6,502
	13,903	17,769	27,229	32,793
Manufacturing and Railroad Operations:
Cost of revenues and operating costs - manufacturing	—	5,952	—	10,788
Cost of revenues and operating costs - railroad	882	627	1,767	1,233
	882	6,579	1,767	12,021
Total costs and expenses	14,785	24,348	28,996	44,814
Earnings before other revenue and income taxes	2,133	5,613	8,704	6,722
Equity in earnings of unconsolidated subsidiaries	3,283	1,816	5,154	4,045
Gain on business combination	278	—	278	891
Earnings from continuing operations before income taxes	5,694	7,429	14,136	11,658
Income tax expense	1,024	1,205	1,626	719
Earnings from continuing operations, net of tax	4,670	6,224	12,510	10,939
Income from discontinued operations	—	4,643	—	4,643
Net earnings	4,670	10,867	12,510	15,582
Less: net income attributable to noncontrolling interests	2,242	2,802	6,357	7,416
Net earnings attributable to FirstCity	$2,428	$8,065	$6,153	$8,166

Basic earnings per share of common stock:
Earnings from continuing operations	$0.24	$0.35	$0.60	$0.36
Discontinued operations	$—	$0.46	$—	$0.46
Net earnings per common share	$0.24	$0.81	$0.60	$0.82
Weighted average common shares outstanding (in thousands)	10,279	10,009	10,273	10,000

Diluted earnings per share of common stock:
Earnings from continuing operations	$0.24	$0.34	$0.60	$0.35
Discontinued operations	$—	$0.46	$—	$0.46
Net earnings per common share	$0.24	$0.80	$0.60	$0.81
Weighted average common shares outstanding (in thousands)	10,304	10,117	10,294	10,101

	June 30,	December 31,
Selected Balance Sheet Data:	2011	2010
	(Unaudited)
Cash and cash equivalents	$31,922	$46,597
Earning assets:
Portfolio Asset Acquisition and Resolution assets:
United States	216,925	241,589
Latin America	40,170	39,476
Europe	49,070	68,642
Special Situations Platform assets - U.S.	49,125	50,765
Service fees receivable and other assets	14,862	13,335
Total assets	$402,074	$460,404

Notes payable to banks and other	$235,675	$293,034
Notes payable to affiliates	8,181	11,805
Other liabilities	28,022	30,825
Total liabilities	271,878	335,664
Total equity	130,196	124,740
Total liabilities and equity	$402,074	$460,404

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Summary Operating Statement Data for Business Segments
Portfolio Asset Acquisition and Resolution segment:
Revenues	$14,547	$21,813	$33,101	$36,535
Equity in earnings of unconsolidated subsidiaries	1,661	10	3,380	1,193
Gain on business combination	278	—	278	891
Costs and expenses	(11,917)	(13,123)	(22,533)	(23,249)
Operating contribution before provision for loan and impairment losses and noncontrolling interest expense	4,569	8,700	14,226	15,370
Provision for loan and impairment losses, net	(178)	(2,057)	(817)	(3,158)
Net income attributable to noncontrolling interests	(1,787)	(1,595)	(5,820)	(6,071)
Operating contribution, net of direct taxes	$2,604	$5,048	$7,589	$6,141

Special Situations Platform segment:
Revenues	$2,323	$8,102	$4,519	$14,912
Equity in earnings of unconsolidated subsidiaries	1,622	1,806	1,774	2,852
Costs and expenses	(1,870)	(7,513)	(3,663)	(13,915)
Operating contribution before provision for loan and impairment losses and noncontrolling interest expense	2,075	2,395	2,630	3,849
Provision for loan and impairment losses	—	(568)	—	(1,169)
Net income attributable to noncontrolling interests	(455)	(1,207)	(537)	(1,345)
Operating contribution, net of direct taxes	$1,620	$620	$2,093	$1,335

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Portfolio Asset Acquisition and Resolution segment:
Revenues and equity in earnings of investments by region:
United States	$9,836	$15,828	$20,288	$24,209
Latin America	3,364	2,908	5,715	4,693
Europe	3,008	3,087	10,478	8,826
Total	$16,208	$21,823	$36,481	$37,728

Revenues and equity in earnings of investments by source:
Equity in earnings of unconsolidated subsidiaries	$1,661	$10	$3,380	$1,193
Income from Portfolio Assets	9,098	14,622	21,938	26,085
Servicing fees	2,480	1,743	4,905	3,746
Gain on sale of investment securities	—	3,250	—	3,250
Gain on sale of SBA loans held for sale, net	646	163	1,530	163
Interest income from SBA loans	325	313	674	581
Interest income from loans receivable	396	459	791	936
Other	1,602	1,263	3,263	1,774
Total	$16,208	$21,823	$36,481	$37,728

Special Situations Platform segment:
Revenues and equity in earnings of investments by source:
Equity in earnings of unconsolidated subsidiaries	$1,622	$1,806	$1,774	$2,852
Interest income from loans receivable	489	543	1,020	1,152
Operating revenue - railroad	1,430	1,196	2,860	2,461
Operating revenue - manufacturing	—	6,107	—	10,466
Other	404	256	639	833
Total	$3,945	$9,908	$6,293	$17,764

Number of personnel at period end:
U.S. - Portfolio Asset Acquisition and Resolution segment	88	89
U.S. - Special Situations Platform segment	29	29
Latin America	119	118
Corporate	32	30
Total personnel	268	266

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Analysis of Equity Investments
FirstCity’s average investment:
U.S. - Portfolio Asset Acquisition and Resolution segment	$39,873	$19,041	$39,306	$16,599
U.S. - Special Situations Platform segment	12,530	3,921	13,439	3,095
Latin America	14,313	17,164	14,584	17,299
Europe	60	6,187	(35)	7,199
Europe - servicing subsidiaries	35,197	25,599	35,125	25,415
Latin America - servicing subsidiaries	3,176	1,863	3,060	2,182
Total	$105,149	$73,775	$105,479	$71,789

FirstCity’s share of equity earnings (losses):
U.S. - Portfolio Asset Acquisition and Resolution segment	$(112)	$(95)	$820	$37
U.S. - Special Situations Platform segment	1,622	1,806	1,774	2,852
Latin America	84	165	(272)	45
Europe	21	(345)	29	(965)
Europe - servicing subsidiaries	1,398	378	2,373	2,801
Latin America - servicing subsidiaries	270	(93)	430	(725)
Total	$3,283	$1,816	$5,154	$4,045

Selected Other Data:
Average investment in consolidated portfolio assets and loans receivable:
U.S. - Portfolio Asset Acquisition and Resolution segment	$175,965	$225,098	$186,115	$215,904
U.S. - Special Situations Platform segment	23,382	28,785	23,187	28,366
Latin America	17,781	18,393	17,764	18,438
Europe	6,195	15,824	13,426	17,256
Total	$223,323	$288,100	$240,492	$279,964

Income from consolidated portfolio assets and loans receivable:
U.S. - Portfolio Asset Acquisition and Resolution segment	$7,835	$11,586	$15,460	$19,492
U.S. - Special Situations Platform segment	489	543	1,020	1,152
Latin America	1,375	1,058	2,288	1,636
Europe	1,255	2,913	7,185	6,637
Total	$10,954	$16,100	$25,953	$28,917

Servicing fee revenues:
Portfolio assets - U.S. partnerships:
Servicing fee revenue	$954	$74	$1,852	$295
Average servicing fee	3.2%	2.9%	3.2%	3.7%
Portfolio assets - Latin American partnerships:
Servicing fee revenue	$1,390	$1,523	$2,774	$3,245
Average servicing fee %	30.1%	17.9%	25.6%	24.6%
Total service fees - Portfolio Assets:
Servicing fee revenue	$2,344	$1,597	$4,626	$3,540
Average servicing fee %	6.8%	14.5%	6.7%	16.8%
Service fees - SBA loans:	$136	$146	$279	$206
Total Service Fees	$2,480	$1,743	$4,905	$3,746

Collections:
U.S. unconsolidated partnerships	$29,847	$2,530	$57,756	$7,874
Latin American unconsolidated partnerships	5,922	9,951	13,340	16,102
European unconsolidated partnerships	—	2,045	—	9,929
Total unconsolidated partnership collections	35,769	14,526	71,096	33,905
U.S. consolidated partnerships	31,153	27,555	48,525	59,068
Latin American consolidated partnerships	1,275	917	1,946	1,192
European consolidated partnerships	2,055	5,470	24,051	10,706
Total consolidated partnership collections	34,483	33,942	74,522	70,966
Total collections	$70,252	$48,468	$145,618	$104,871

Servicing portfolio (face value) at period end:
United States	$1,212,014	$915,597
Latin America	1,582,016	1,439,153
Europe	1,287,265	1,245,119
Total	$4,081,295	$3,599,869

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

Portfolio Purchases and Other Investments:

							FirstCity
	Portfolio Purchases				FirstCity	FirstCity	Investment
	United		Latin		Investment	Investment	in Special
	States	Europe	America	Total	in Portfolios	in Other	Situations	Total
2011
2nd Quarter	$81,653	$—	$—	$81,653	$22,159	$7,396	$—	$29,555
1st Quarter	11,091	—	—	11,091	4,810	9,931	700	15,441
Total Year 2011	$92,744	$—	$—	$92,744	$26,969	$17,327	$700	$44,996
2010
4th Quarter	$51,059	$—	$—	$51,059	$14,473	$14,314	$175	$28,962
3rd Quarter	15,025	—	—	15,025	10,513	4,956	148	15,617
2nd Quarter	141,566	—	—	141,566	28,122	14,482	8,107	50,711
1st Quarter	18,114	—	—	18,114	14,605	9,005	4,790	28,400
Total Year 2010	$225,764	$—	$—	$225,764	$67,713	$42,757	$13,220	$123,690
Total Year 2009	$200,590	$—	$—	$200,590	$147,654	$33,873	$12,415	$193,942
Total Year 2008	$64,394	$1,823	$23,097	$89,314	$72,307	$33,007	$19,906	$125,220

Portfolio Asset Acquisition and Resolution segment:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Aggregate purchase price of portfolios acquired:
Acquisition partnerships
United States	$81,653	$141,566	$92,744	$159,680
Latin America	—	—	—	—
Europe	—	—	—	—
Total	$81,653	$141,566	$92,744	$159,680

	Purchase	FirstCity’s
	Price	Investment
Historical acquisitions of Portfolios - annual:
First six months of 2011	$92,744	$26,969
2010	225,764	67,713
2009	200,590	147,654
2008	89,314	72,307
2007	214,333	126,714

	June 30,	December 31,
	2011	2010
Portfolio acquisition and resolution assets by region:
United States	$216,925	$241,589
Latin America	40,170	39,476
Europe	49,070	68,642
Total	$306,165	$349,707

Special Situations Platform segment:

	Total	FirstCity Denver’s Investment
	Investment	Debt	Equity	Total
Historical investments - annual:
First six months of 2011	$700	$700	$—	$700
2010	13,739	8,825	4,395	13,220
2009	20,058	12,023	392	12,415
2008	28,750	16,650	3,256	19,906
2007	22,314	5,630	5,900	11,530

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands, except exchange rate data)

(Unaudited)

Summary of Consolidated Portfolio Assets (at Carrying Value) by Region and Type

	June 30, 2011
	Income-Accruing Loans		Non-Accrual Loans
	Purchased		Purchased Credit-
	Credit-		Impaired Loans		Other
	Impaired			Cost recovery		Cost recovery
	Loans	Other	Cash basis	basis	Cash basis	basis	Real Estate	Total
United States	$34,921	$4,822	$37,820	$32,122	$1,368	$—	$33,068	$144,121

France	—	1,250	1,053	—	—	2,164	—	4,467

Germany	—	—	2,433	830	—	—	230	3,493

Mexico	—	—	—	10,148	—	—	—	10,148

Total	$34,921	$6,072	$41,306	$43,100	$1,368	$2,164	$33,298	$162,229

	December 31, 2010
	Income-Accruing Loans		Non-Accrual Loans
	Purchased		Purchased Credit-
	Credit-		Impaired Loans		Other
	Impaired			Cost recovery		Cost recovery
	Loans	Other	Cash basis	basis	Cash basis	basis	Real Estate	Total
United States	$3,420	$1,640	$94,144	$41,959	$1,574	$—	$33,709	$176,446

France	—	1,125	2,499	—	—	2,037	—	5,661

Germany	—	—	2,022	12,659	—	—	9,376	24,057

Mexico	—	—	—	9,897	—	—	—	9,897

Total	$3,420	$2,765	$98,665	$64,515	$1,574	$2,037	$43,085	$216,061

Illustration of the Effects of Foreign Currency Fluctuations on Net Earnings

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net earnings to common stockholders	$2,428	$8,065	$6,153	$8,166
Foreign currency gains (losses), net:
Euro	$218	(549)	999	(949)
Mexican Peso	353	(9)	528	(3)
Argentine Peso	(5)	(7)	(10)	(12)
Chilean Peso	33	(14)	57	(67)

Exchange rate at valuation date:
Euro	0.69	0.82
Mexican Peso	11.84	12.66
Argentine Peso	4.11	3.94
Chilean Peso	470.00	550.66

FirstCity Financial Corporation

Schedule of Estimated Unrealized Gross Profit from Portfolio Assets (Unaudited)

June 30, 2011

	Basis in Portfolio Assets (1), (4)
($ in 000’s)	12/31/2009	12/31/2010	6/30/2011
Domestic	$190,541	196,159	179,358
Europe	32,665	31,826	12,223
Latin America	27,473	23,329	22,836
Total	$250,679	251,314	214,417

	Estimated Remaining Collections (2)
	12/31/2009	12/31/2010	6/30/2011
Domestic	$276,018	290,626	259,967
Europe	50,328	43,634	26,036
Latin America	70,398	66,564	64,494
Total	$396,744	400,825	350,496

	Estimated Unrealized Gross Profit (3)
	12/31/2009	12/31/2010	6/30/2011
Domestic	$85,476	94,469	80,609
Europe	17,663	11,807	13,813
Latin America	42,925	43,235	41,658
Total	$146,064	149,511	136,080

	Estimated Unrealized Gross Profit %
	12/31/2009	12/31/2010	6/30/2011
Domestic	30.97%	32.50%	31.01%
Europe	35.10%	27.06%	53.05%
Latin America	60.97%	64.95%	64.59%
Total	36.82%	37.30%	38.83%

This schedule provides selected information related to the Company’s economic interests in consolidated and unconsolidated Portfolio Assets and is provided for informational purposes to provide an indication of the future potential unrealized gross profit attributable to those portfolios. In preparing this schedule, management was required to make certain estimates and assumptions surrounding the underlying assets in the Portfolios that impact the reported amounts. Such estimates and assumptions could change in the future, as more information becomes known, which could impact the reported amounts. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.

(1) Basis in Portfolio Assets represents FirstCity’s share of the unamortized purchase price of the Portfolios held by the various acquisition entities, some of which are consolidated by FirstCity and others held through equity and beneficial interests in unconsolidated partnerships.

(2) Estimated Remaining Collections represents FirstCity’s share of future projected net cash collections expected from the Portfolios Assets.

(3) Unrealized Gross Profit represents the excess difference between the Estimated Remaining Collections and the Basis in Portfolio Assets.

(4) FirstCity considers Basis in Portfolio Assets a useful measurement of the Company’s underlying holdings and interests in Portfolio Assets. As FirstCity’s share of Basis in Portfolio Assets is considered a non-GAAP measure, the following reconciliation is provided:

	12/31/2009	12/31/2010	6/30/2011
FirstCity’s consolidated Portfolio Assets (as reported in “Portfolio Assets” on the balance sheet of the respective Form 10-K or 10-Q)	$224,384	216,061	162,229
Noncontrolling interests in FirstCity’s consolidated Portfolio Assets (component of “Non- controlling interests” as reported on the balance sheet of the respective Form 10-K or 10-Q)	(37,277)	(23,482)	(21,172)
FirstCity’s equity and beneficial interests in Portfolio Assets held by unconsolidated partnerships (components of “Assets” as reported in the “Condensed Combined Balance Sheets” tabular disclosure under the “Equity Investments” footnote, and “Investment securities” as reported on the balance sheet of the respective Form 10-K or 10-Q)	63,572	58,735	73,360
FirstCity’s economic basis in consolidated and unconsolidated Portfolio Assets	$250,679	251,314	214,417